Exhibit 99.1
Monthly Report of Operations
Period ended July 31, 2009
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF OPERATIONS
MONTH ENDING 31-Jul 2009
     Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	X
B. Summary of Receipts & Disbursements to Date	X
C. Balance in Debtor in Possession Account	X
D. Balance in Tax Account	N/A
E. Balance in Citibank DIP Account	X
F. Post Petition Debts	N/A
G. Accounts Receivable Balance	N/A
H. Inventory Balance	N/A
I. Federal and State Taxes	N/A
J. Monthly Operating Statement Questionnaire	X
K. Other Appropriate Schedules	X
NOTES:	Schedules A, B, C, F, I & J MUST be filed.

Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.
(MOR-1:6/90)

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a.

b.

1. TOTAL RECEIPTS		$—

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	40,749.93

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):

a. Computer & Internet Costs	$800.43

b. Office Supplies	—

c. Travel Expenses	396.76

d. Public Disclosure Issuance Costs	4,050.00

e. Rent Expense	1,345.00

f. Telephone Expense	—

g. General Liability Insurance	500.00

h. U. S. Trustee Fees — Q2 2009	975.00

i.

j.

k.

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$48,817.12

3. Receipts OVER or (UNDER) disbursements		$(48,817.12)

(MOR-1:6/90)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date	$

(Prior month Schedule B line 4 plus current month Schedule A line 1)

5. Total disbursements to date	$

(Prior month Schedule B line 5 plus current month Schedule A line 2)
6. Net receipts over (under) disbursements	$

SCHEDULE C — SEE ATTACHED SPREADSHEET
BALANCE IN DEBTOR IN POSSESSION ACCOUNTS

Balance at end of last month	$6,678,683.25

Net transactions for this month (Line 3 — Schedule A)	(48,817.12)

Balance at end of this month	$6,629,866.13

SCHEDULE D — SEE ATTACHED SPREADSHEET
BALANCE IN TAX ACCOUNT

Balance at end of last month	$

Add deposits from general account

Subtotal	$

Deduct payments to taxing agencies

Balance at end of this month	$

SCHEDULE E — SEE ATTACHED SPREADSHEET
BALANCE IN                                          ACCOUNTS

Balance at end of last month	$

Add deposits from general account

Subtotal	$

Deduct disbursements

Balance at end of this month	$

(MOR-1:6/90)

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month---------- Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month---------- Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month---------- Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

(MOR-1:6/90)

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month---------- Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
Period:      ☐ Weekly      ☐ Biweekly     ☐ Semimonthly      ☐ Monthly
Fed. Employer or S.S. #                                EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

(MOR-1:6/90)

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

	Yes	No	N/A
1. Copies of checkbooks or receipts and disbursements listings attached:
Debtor in possession account (Activated As Of June 5)	☑	☐	☐
Tax account	☐	☐	☑
Other account	☐	☐	☑
2. Listing of unpaid post-petition debts (include unpaid professional fees and interest owed)	☐	☐	☑
3. Have any payments been made to secured creditors or lessors? (If yes — attach listing of payments made)	☐	☑
4. (a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries (If yes — attach listing of payments made)	☑	☐
(b) Were these payments approved by the court?	☑	☐
5. (a) Have any payments been made on prepetition debts? (If yes — attach listing of payments made)	☐	☑
(b) Were these payments approved by the court?
6. Do you carry insurance coverage of any kind?	☑	☐
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7. Have U.S. Trustee quarterly fees been paid? (If yes — attach listing of payments made) (If no — attach explanation)	☑	☐
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

August 10, 2009 Execution Date	/s/ David A. Heaberlin Debtor in Possession (Signtaure)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.
/s/ David A. Heaberlin

(Signature of Preparer — Attorney or Accountant))
(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	30-Jun-09	Receipts	Disbursements	in (+)/out (-)	31-Jul-09
Citibank A/C # 203084249	$—	$—	$—	$—	$—
	$—				$—
Citibank DIP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$6,628,683.25	$—	$48,817.12	$—	$6,579,866.13
Federal Tax Refund A/C # 9951707387	$50,000.00	$—	$—	$—	$50,000.00
California Tax Refund A/C # 9951707416	$—	$—	$—	$—	$—
Insurance Refund A/C # 9951707424	$—	$—	$—	$—	$—
	$—				$—

Total	$6,678,683.25	$—	$48,817.12	$—	$6,629,866.13

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

10:53 AM
08/08/09
Cash Basis
Capital Corp of the West
Profit & Loss
July 2009

	Jul 09	Jun 09	$ Change
Income
Refunds
2008 Audit Fee Refund	0.00	32,000.00	-32,000.00

Total Refunds	0.00	32,000.00	-32,000.00

Total Income	0.00	32,000.00	-32,000.00

Expense
Bank Service Charges	0.00	0.00	0.00
Compensation Costs	40,749.93	52,457.84	-11,707.91
Computer and Internet Expenses	800.43	308.88	491.55
Insurance Expense
General Liability Insurance	500.00	0.00	500.00

Total Insurance Expense	500.00	0.00	500.00

Office Supplies	0.00	1,135.52	-1,135.52
Public Disclosure Issuance Cost	4,050.00	1,220.00	2,830.00
Rent Expense	1,345.00	1,280.00	65.00
Telephone Expense	0.00	756.32	-756.32
Travel Expense	396.76	460.46	-63.70
U. S. Trustee Fees	975.00	0.00	975.00

Total Expense	48,817.12	57,619.02	-8,801.90

Net Income	-48,817.12	-25,619.02	-23,198.10

10:55 AM
08/08/09
Cash Basis
Capital Corp of the West
Profit & Loss Detail
July 2009

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income									0.00
Expense
Compensation Costs
Check	7/6/2009	0000	Administaff	Week Ende		Opearting Ac	9,941.25	9,941.25	9,941.25
Check	7/15/2009	0000	Administaff	Week Ende		Opearting Ac	9,941.26	9,941.26	19,882.51
Check	7/21/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.91	10,698.91	30,581.42
Check	7/27/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	41,280.34
Deposit	7/30/2009			Deposit		Opearting Ac	-530.41	-530.41	40,749.93

Total Compensation Costs								40,749.93	40,749.93
Computer and Internet Expenses
Check	7/5/2009	5008	JAS Development	Computer Is		Opearting Ac	494.20	494.20	494.20
Check	7/5/2009	5009	Comcast	July Services		Opearting Ac	306.23	306.23	800.43

Total Computer and Internet Expenses								800.43	800.43
Insurance Expense
General Liability Insurance
Check	7/27/2009	5014	Golden Eagle Insu	Business ow		Opearting Ac	500.00	500.00	500.00

Total General Liability Insurance								500.00	500.00

Total Insurance Expense								500.00	500.00
Public Disclosure Issuance Cost
Check	7/5/2009	5010	Bowne of Los Ang			Opearting Ac	1,865.00	1,865.00	1,865.00
Check	7/27/2009	5015	Bowne of Los Ang			Opearting Ac	2,185.00	2,185.00	4,050.00

Total Public Disclosure Issuance Cost								4,050.00	4,050.00
Rent Expense
Check	7/1/2009	5007	Steiner Investments	July 2009		Opearting Ac	1,280.00	1,280.00	1,280.00
Check	7/21/2009	5012	Merced Squeegee	Window Cle		Opearting Ac	65.00	65.00	1,345.00

Total Rent Expense								1,345.00	1,345.00
Travel Expense
Check	7/6/2009	5011	David Heaberlin			Opearting Ac	396.76	396.76	396.76

Total Travel Expense								396.76	396.76
U. S. Trustee Fees
Check	7/27/2009	5013	U. S. Trustee	Q2 2009		Opearting Ac	975.00	975.00	975.00
Total U. S. Trustee Fees								975.00	975.00
Total Expense								48,817.12	48,817.12

Net Income								-48,817.12	-48,817.12

WebPayroll — Invoice Report	Page 1 of 1

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2980119
2801 G ST	Payroll Date: 07/10/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR —1
Report Date: 7/6/2009	Period: 07/4/2009 through 07/10/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.90	$9,300.00	$9,941.25

Total Summary:		2		$9,300.00	$9,941.25

Total additional charges or credits:					$0.00
Payroll amount due from client:					$9,941.25

TOTAL amount due from client:					$9,941.25

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	12.93%	$1,300.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$9,300.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2987416
2801 G ST	Payroll Date: 07/17/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 7/14/2009	Period: 07/11/2009 through 07/17/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.90	$9,300.00	$9,941.26

Total Summary:		2		$9,300.00	$9,941.26

Total additional charges or credits:					$0.00
Payroll amount due from client:					$9,941.26

TOTAL amount due from client:					$9,941.26

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	12.93%	$1,300.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$9,300.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2990069
2801 G ST	Payroll Date: 07/24/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 7/20/2009	Period: 07/18/2009 through 07/24/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.91

Total Summary:		2		$10,000.00	$10,698.91

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.91

TOTAL amount due from client:					$10,698.91

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2994217
2801 G ST	Payroll Date: 07/31/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 7/27/2009	Period: 07/25/2009 through 07/31/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	Non Direct Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

10:49 AM
08/08/09
Cash Basis
Capital Corp of the West
Balance Sheet
As of July 31, 2009

	Jul 31, 09	Jul 30, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
Federal Tax Refund Acct	50,000.00	50,000.00	0.00
Opearting Account	6,579,866.13	6,579,866.13	0.00

Total Citibank -Debtor In Possession	6,629,866.13	6,629,866.13	0.00

Total Checking/Savings	6,629,866.13	6,629,866.13	0.00

Total Current Assets	6,629,866.13	6,629,866.13	0.00

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	6,635,828.26	6,635,828.26	0.00

LIABILITIES & EQUITY
Liabilities
Long Term Liabilities
Trust Preferred Securities
County Statutory Trust I	6,186,000.00	6,186,000.00	0.00
County Statutory Trust II	10,310,000.00	10,310,000.00	0.00
County Statutory Trust III	15,464,000.00	15,464,000.00	0.00
County Statutory Trust IV	25,774,000.00	25,774,000.00	0.00

Total Trust Preferred Securities	57,734,000.00	57,734,000.00	0.00

Total Long Term Liabilities	57,734,000.00	57,734,000.00	0.00

Total Liabilities	57,734,000.00	57,734,000.00	0.00

Equity
Opening Balance Equity	-57,734,000.00	-57,734,000.00	0.00
Net Income	6,635,828.26	6,635,828.26	0.00

Total Equity	-51,098,171.74	-51,098,171.74	0.00

TOTAL LIABILITIES & EQUITY	6,635,828.26	6,635,828.26	0.00

10:29 AM
08/08/09
Capital Corp of the West
Reconciliation Detail
Opearting Account, Period Ending 07/31/2009

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						6,628,683.25
Cleared Transactions
Checks and Payments — 12 items
Check	7/1/2009	5007	Steiner Investments	X	-1,280.00	-1,280.00
Check	7/5/2009	5010	Bowne of Los Angel	X	-1,865.00	-3,145.00
Check	7/5/2009	5008	JAS Development	X	-494.20	-3,639.20
Check	7/5/2009	5009	Comcast	X	-306.23	-3,945.43
Check	7/6/2009	0000	Administaff	X	-9,941.25	-13,886.68
Check	7/6/2009	5011	David Heaberlin	X	-396.76	-14,283.44
Check	7/15/2009	0000	Administaff	X	-9,941.26	-24,224.70
Check	7/21/2009	0000	Administaff	X	-10,698.91	-34,923.61
Check	7/21/2009	5012	Merced Squeegee	X	-65.00	-34,988.61
Check	7/27/2009	0000	Administaff	X	-10,698.92	-45,687.53
Check	7/27/2009	5015	Bowne of Los Angel	X	-2,185.00	-47,872.53
Check	7/27/2009	5013	U. S. Trustee	X	-975.00	-48,847.53

Total Checks and Payments					-48,847.53	-48,847.53
Deposits and Credits — 2 items
Check	6/11/2009	5001	VOID-Administaff	X	0.00	0.00
Deposit	7/30/2009			X	530.41	530.41

Total Deposits and Credits					530.41	530.41

Total Cleared Transactions					-48,317.12	-48,317.12

Cleared Balance					-48,317.12	6,580,366.13
Uncleared Transactions
Checks and Payments — 1 item
Check	7/27/2009	5014	Golden Eagle Insur		-500.00	-500.00

Total Checks and Payments					-500.00	-500.00

Total Uncleared Transactions					-500.00	-500.00

Register Balance as of 07/31/2009					-48,817.12	6,579,866.13
New Transactions
Checks and Payments — 4 items
Check	8/4/2009	5017	Klein, Denateli, Gol		-3,766.40	-3,766.40
Check	8/4/2009	5016	Steiner Investments		-1,280.00	-5,046.40
Check	8/4/2009	5018	Comcast		-307.86	-5,354.26
Check	8/4/2009	5019	AT Conference		-99.88	-5,454.14

Total Checks and Payments					-5,454.14	-5,454.14

Total New Transactions					-5,454.14	-5,454.14

Ending Balance					-54,271.26	6,574,411.99

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	003
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP OPERATING ACCOUNT C/O DAVID HEABERLIN 2 801 G STREET MERCED CA 95340	Statement Period July 25 – July 31, 2009
Page 1 of 1
CitiBusiness® ACCOUNT AS OF JULY 31, 2009

Relationship Summary:

Checking	$6,630,366.13

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Checking	Balance

CitiBusiness Checking 9951707360	$6,580,366.13
CitiBusiness Checking 9951707387	$50,000.00
CitiBusiness Checking 9951707416	$0.00
CitiBusiness Checking 9951707424	$0.00

Total Checking at Citibank	$6,630,366.13
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,593,759.64
	Ending Balance:	$6,580,366.13

Date	Description	Debits	Credits	Balance

7/27	CBUSOL TRANSFER DEBIT	10,698.92		6,583,060.72
	000000 Jul 27
	WIRE TO Administaff Companes, Inc.
7/27	CHECK NO: 5012	65.00		6,582,995.72
7/28	DEPOSIT		530.41	6,583,526.13
7/30	CHECK NO: 5015	2,185.00		6,581,341.13
7/31	CHECK NO: 5013	975.00		6,580,366.13
	Total Debits/Credits	13,923.92	530.41

CitiBusiness Checking

9951707387	Beginning Balance:	$ 50,000.00
	Ending Balance:	$ 50,000.00
CUSTOMER SERVICE INFORMATION

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Checking	877-528-0990	Citibank Client Services
	(For Speech and Hearing	P.O. Box 769013
	Impaired Customers Only	San Antonio, TX 78245-9013
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	008
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP OPERATING ACCOUNT C/O DAVID HEABERLIN 2 801 G STREET MERCED CA 95340	Statement Period June 25 - July 24, 2009 Relationship Manager US SERVICE CENTER 1-877-528-0990

CitiBusiness® ACCOUNT AS OF JULY 24, 2009

Relationship Summary:

Checking	$6,643,759.64

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Checking	Balance

CitiBusiness Checking 9951707360	$6,593,759.64
CitiBusiness Checking 9951707387	$50,000.00
CitiBusiness Checking 9951707416	$0.00
CitiBusiness Checking 9951707424	$0.00

Total Checking at Citibank	$6,643,759.64
SERVICE CHARGE SUMMARY FROM JUNE 3, 2009 THRU JUNE 30, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707360

Average Daily Collected Balance			$6,137,034.34

DEPOSIT SERVICES
CHECKS PAID	5	.2000	1.00
DEPOSIT TICKETS	2	.2000	0.40

CITIBUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	3	12.5000	37.50

TRANSFER SERVICES
INCOMING WIRE TRANSFER	3	10.0000	30.00

Total Charges for Services			$68.90

CITIBUSINESS CHECKING # 9951707387

Average Daily Collected Balance			$1,785.71

Total Charges for Services			$0.00

CITIBUSINESS CHECKING # 9951707416

Average Daily Collected Balance			$0.00

Total Charges for Services			$0.00

CITIBUSINESS CHECKING # 9951707424

Average Daily Collected Balance			$0.00

Total Charges for Services			$0.00

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 2 of 3	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period — June 25 - July 24, 2009

SERVICE CHARGE SUMMARY FROM JUNE 3, 2009 THRU JUNE 30, 2009	Continued

Type of Charge	No./Units	Price/Unit	Amount

Total Non-Interest Bearing Account Charges			$68.90

Total Interest Bearing Account Charges			$0.00

Average collected balances			$6,138,820.06
Less 10% reserve requirement			$613,882.00
Balances eligible for Earnings Credit			$5,524,938.06

Earnings Credit allowance at 0.50000%			$68.90	[1]
Charges Subject to Earnings Credit			$68.90

Net Service Charge			$0.00
1 — Maximum Earnings Credit cannot exceed monthly fees eligible for offset
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,690,797.01
	Ending Balance:	$6,593,759.64

Date	Description	Debits	Credits	Balance

6/25	CHECK NO: 5005	308.88		6,690,488.13
6/26	CHECK NO: 5004	1,220.00		6,689,268.13
6/29	CHECK NO: 5003	643.63		6,688,624.50
6/30	TRANSFER DEBIT	50,000.00		6,638,624.50
	TRANSFER TO CHECKING Jun 30 VIA CBUSOL REFERENCE # 032944
6/30	CBUSOL TRANSFER DEBIT	9,941.25		6,628,683.25
	WIRE TO Administaff Companes, Inc.
7/06	CBUSOL TRANSFER DEBIT	9,941.25		6,618,742.00
	WIRE TO Administaff Companes, Inc.
7/08	CHECK NO: 5007	1,280.00		6,617,462.00
7/09	CHECK NO: 5011	396.76		6,617,065.24
7/10	CHECK NO: 5010	1,865.00		6,615,200.24
7/13	CHECK NO: 5008	494.20		6,614,706.04
7/13	CHECK NO: 5009	306.23		6,614,399.81
7/15	CBUSOL TRANSFER DEBIT	9,941.26		6,604,458.55
	WIRE TO Administaff Companes, Inc.
7/21	CBUSOL TRANSFER DEBIT	10,698.91		6,593,759.64
	WIRE TO Administaff Companes, Inc.
	Total Debits/Credits	97,037.37	0.00

Checks Paid
Check	Date	Amount	Check		Date	Amount	Check	Date	Amount	Check	Date	Amount

5003	6/29	643.63	5005		6/25	308.88	5008	7/13	494.20	5010	7/10	1,865.00
5004	6/26	1,220.00	5007	*	7/08	1,280.00	5009	7/13	306.23	5011	7/09	396.76

*	Indicates gap in check number sequence Number Checks Paid: 8 Totaling: $6,514.70

CitiBusiness Checking

9951707387	Beginning Balance:	$0.00
	Ending Balance:	$50,000.00

Date	Description	Debits	Credits	Balance

6/30	TRANSFER CREDIT		50,000.00	50,000.00
	TRANSFER FROM CHECKING Jun 30 VIA CBUSOL REFERENCE # 032944

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 3 of 3	000003/R1/20F000/0
OPERATING ACCOUNT	Statement Period — June 25 - July 24, 2009
CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990	Citibank Client Services
	(For Speech and Hearing	P.O. Box 769013
	Impaired Customers Only	San Antonio, TX 78245-9013
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.